UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.01 regarding the entry into a material definitive agreement related to the sale of Tysons Dulles Plaza is incorporated herein by reference.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of Tysons Dulles Plaza
On June 6, 2008, KBS Real Estate Investment Trust, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBS Tysons Dulles Plaza, LLC (the “Owner”), purchased three six-story office buildings containing 487,775 rentable square feet located on approximately 14.7 acres of land in McLean, Virginia (“Tysons Dulles Plaza”). On June 13, 2017, the Owner entered into a purchase and sale agreement, as amended on June 20, 2017, with Rockpoint Fund Acquisitions, L.L.C. (“Rockpoint”), an entity unaffiliated with the Company or its advisor, for the sale of Tysons Dulles Plaza.  Rockpoint assigned the purchase and sale agreement to TDP Owner, L.L.C. (the “Purchaser”), an entity unaffiliated with the Company or its advisor, as of June 15, 2017.  On June 26, 2017, the Company sold Tysons Dulles Plaza to the Purchaser for $130.3 million, excluding closing credits. The net cash to the Company from the disposition of Tysons Dulles Plaza was approximately $123.4 million, net of closing credits, closing costs and disposition fees and rental security deposits.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of March 31, 2017 (Liquidation Basis)	F-2
	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Three Months ended March 31, 2017	F-4
	Unaudited Pro Forma Statement of Operations (Going Concern Basis) for the Year Ended December 31, 2016	F-6

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: June 30, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the condensed consolidated statement of net assets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of March 31, 2017 (liquidation basis, unaudited), the related condensed consolidated statement of changes in net assets for the three months ended March 31, 2017 (liquidation basis, unaudited), the consolidated balance sheet as of December 31, 2016, the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the year ended December 31, 2016, and the notes thereto (all going concern basis). The condensed consolidated financial statements of KBS REIT as of and for the three months ended March 31, 2017 and the consolidated financial statements of KBS REIT as of and for the year ended December 31, 2016 have been included in KBS REIT’s prior filings with the SEC.
The following unaudited pro forma condensed consolidated statement of net assets as of March 31, 2017 has been prepared to give effect to the disposition of Tysons Dulles Plaza as if the disposition occurred on March 31, 2017. The unaudited pro forma condensed consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS REIT as the disposition occurred on June 26, 2017 and certain amounts and balances have changed.
The following unaudited condensed consolidated statement of changes in net assets for the three months ended March 31, 2017 has been prepared to give effect to the June 26, 2017 disposition of Tysons Dulles Plaza as if the disposition occurred on January 1, 2017.
The following unaudited pro forma statement of operations for the year ended December 31, 2016 has been prepared to give effect to the June 26, 2017 disposition of Tysons Dulles Plaza as if the disposition occurred on January 1, 2016.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Tysons Dulles Plaza been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of March 31, 2017
(Liquidation Basis, in thousands)

	KBS REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Tysons Dulles Plaza (b)
Assets
Real Estate	$406,324	$(131,099)		$275,225
Real estate loans receivable	23,730	—		23,730
Cash and cash equivalents	39,585	123,441	(c)	163,026
Restricted cash	8,002	—		8,002
Rents and other receivables, net	1,809	—		1,809
Other assets, net	4,713	—		4,713
Total assets	$484,163	$(7,658)		$476,505
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$11,167	$(3,328)	(d)	$7,839
Accounts payable and accrued liabilities	3,346	—		3,346
Due to affiliates	39	—		39
Liabilities for estimated closing costs and disposition fees	11,764	(2,866)	(e)	8,898
Other liabilities	7,891	(1,038)	(f)	6,853
Total liabilities	34,207	(7,232)		26,975
Commitments and contingencies
Net assets in liquidation	$449,956	$(426)		$449,530

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of March 31, 2017

(a)	Historical condensed consolidated statement of net assets derived from KBS REIT’s Quarterly Report on Form 10-Q as of March 31, 2017.

(b)
Represents adjustments to reflect the disposition of Tysons Dulles Plaza. The aggregate liquidation value, net of estimated closing credits, of the Tysons Dulles Plaza was $128.3 million, excluding estimated closing costs. The aggregate liquidation value as presented on a pro forma basis as of March 31, 2017 is further reduced by $2.8 million for capital expenditures made subsequent to March 31, 2017 through the date of disposition on June 26, 2017, which contributed to the ultimate disposition price.

(c)	Represents the amount of net cash proceeds from the disposition of Tysons Dulles Plaza, net of closing costs and disposition fees and rental security deposits.

(d)	Represents the adjustment to eliminate estimated costs in excess of estimated receipts related to Tysons Dulles Plaza during liquidation.

(e)	Represents the adjustment to estimated closing costs and disposition fees to reflect the disposition of Tysons Dulles Plaza.

(f)	Represents the adjustment for rental security deposits transferred to the purchaser upon disposition of Tysons Dulles Plaza.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Three Months March 31, 2017
(Liquidation Basis, in thousands)

	KBS REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Tysons Dulles Plaza
Net assets in liquidation, beginning of period	$635,441	$(426)	(b)	$635,015
Changes in net assets in liquidation
Redemptions	(919)	—		(919)
Other changes, net	237	—		237
Net decrease in liquidation value	(682)	—		(682)
Liquidating distribution to stockholders	(184,803)	—		(184,803)
Changes in net assets in liquidation	(185,485)	—		(185,485)
Net assets in liquidation, end of period	$449,956	$(426)		$449,530

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Three Months Ended March 31, 2017

(a)	Historical condensed consolidated statement of changes in net assets derived from KBS REIT’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(b)	Net assets in liquidation decreased primarily as a result of an increase in closing credits related to the sale of Tysons Dulles Plaza.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(Going Concern Basis, in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		Tysons Dulles Plaza (b)
Revenues:
Rental income	$97,383	$(11,597)	$85,786
Tenant reimbursements	26,977	(364)	26,613
Interest income from real estate loans receivable	2,845	—	2,845
Parking revenues and other operating income	2,129	(4)	2,125
Total revenues	129,334	(11,965)	117,369
Expenses:
Operating, maintenance, and management	52,857	(3,829)	49,028
Real estate taxes, property-related taxes, and insurance	15,998	(1,623)	14,375
Asset management fees to affiliate	7,553	(1,482)	6,071
Foreclosure fees and expenses	278	—	278
General and administrative expenses	15,971	(2)	15,969
Depreciation and amortization	35,961	(5,618)	30,343
Interest expense	10,536	(978)	9,558
Impairment charge on real estate	33,419	—	33,419
Total expenses	172,573	(13,532)	159,041
Other income:
Gains on sales of real estate, net	159,464	—	159,464
Loss from extinguishment of debt	(26,343)	—	(26,343)
Other interest income	746	—	746
Other income	183	—	183
Total other income	134,050	—	134,050
Income from continuing operations	90,811	1,567	92,378
Discontinued operations:
Income from discontinued operations	82	—	82
Total income from discontinued operations	82	—	82
Net income	$90,893	$1,567	$92,460
Basic and diluted income per common share:
Continuing operations	$0.49		$0.50
Discontinued operations	—		—
Net income per common share	$0.49		$0.50
Weighted-average number of common shares outstanding, basic and diluted	185,704,854		185,704,854

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b)	Amount represents the adjustment to remove the historical operations of Tysons Dulles Plaza as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2016.